Exhibit 10.1

AMENDATORY AGREEMENT

TO EMPLOYMENT AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 7th day of August, 2015 by and among Lakeland Bancorp, Inc. (“Bancorp”), Lakeland Bank (the “Bank” and, collectively with Bancorp, the “Company”) and Thomas J. Shara (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive entered into a certain Employment Agreement, dated as of April 2, 2008 (the “Agreement”); and

WHEREAS, the Agreement provides for certain severance in the event of the Executive’s involuntary termination of employment following a “Change in Control” (as defined therein); and

WHEREAS, the Company and the Executive desire to amend the Agreement to clarify certain terms of the severance to be paid thereunder in such event; and

WHEREAS, Section 14 of the Agreement permits the Agreement to be amended by a writing executed by the parties thereto;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, Section 5(h)(v) of the Agreement (defining “Change in Control Severance Amount”) is hereby amended by adding the following at the thereof:

“For purposes of the foregoing, the Executive’s salary and highest annual bonus shall be determined without regard to any reductions to any salary or bonus amounts made at the election of the Executive, including without limitation, reductions pursuant to any deferral election under a 401(k) plan or deferred compensation plan or arrangement or contributions made under a “cafeteria plan” within the meaning of Section 125 of the Code.”

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

EXECUTIVE:

/s/ Thomas J. Shara
Thomas J. Shara

WITNESS:

LAKELAND BANCORP, INC.

By:	/s/ Mary Ann Deacon
Mary Ann Deacon, Chairman

WITNESS:

LAKELAND BANK

By:	/s/ Mary Ann Deacon
Mary Ann Deacon, Chairman

WITNESS: